ACQUISITION (Tables)	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Business Acquisition, Pro Forma Information [Table Text Block]
This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisition been made on January 1, 2014, nor is it indicative of any future results.

	Three months ended June 30, 2014	Six months ended June 30, 2014
Net Sales	$—	$—
Operating Expenses	4,381	6,610
Loss from operations	$(4,381)	$(6,610)
Total other expenses	(401)	(4,424)
Net Loss	$(4,782)	$(11,034)

Basic and diluted net loss per common share	$(0.98)	$(2.42)
Basic and diluted weighted average common shares outstanding	4,893,491	4,551,050